SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): October 27, 2000


                           PIPELINE TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                         0-23823                   84-1313024
-----------------------            -------------          -------------------
(State or other juris-             (Commission            (I.R.S. Employer
 diction of incorpora-             File Number)           Identification No.)
 tion)


                          1001 Kings Avenue, Suite 200
                           Jacksonville, Florida 32207

               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number including area code: (904) 346-0170
                                                           --------------


                   (Former name or former address, if changed
                              since last report):

                         Wallstreet Racing Stables, Inc.

Item 5. OTHER EVENTS

     On October 27, 2000, Wallstreet Racing Stables, Inc. changed its name to Pipeline Technologies, Inc. The name change was recommended by the Board of Directors and ratified at the annual shareholders meeting held on October 19, 2000. The Company's name was changed to reflect its operations in the communications business. At the shareholders meeting the existing members of the Board of Directors, Timothy J. Murtaugh, Robert L. Maige and John D. McKey, Jr. were reelected as members of the board. The shareholders approved the adoption of Articles of Amendment to Articles of Incorporation to change the Company's name, and the articles were filed with the Secretary of State of Colorado, effective October 27, 2000.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PIPELINE TECHNOLOGIES, INC.

Date: November 1, 2000                      By: /s/ Timothy J. Murtaugh
                                                -------------------------------
                                                Timothy J. Murtaugh, President